UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2008

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-08895	33-0091377
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 300 Long Beach, California	90806
(Address of Principal Executive Offices)	(Zip Code)

(562) 733-5100
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2008, HCP, Inc. (the “Company”) filed a prospectus supplement to the prospectus contained in its registration statement on Form S-3 (File No. 333-137225) with the Securities and Exchange Commission. The prospectus supplement was filed in connection with the Company’s Dividend Reinvestment and Stock Purchase Plan under which it is offering 6,356,480 shares of the Company’s common stock.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Ballard Spahr Andrews & Ingersoll, LLP, regarding the validity of the securities being registered. Additionally, in connection with the filing of the prospectus supplement, the Company is filing as Exhibit 8.1 hereto an opinion of its counsel, Latham & Watkins LLP, with respect to tax matters.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.  The following exhibits are being incorporated by reference herein or filed herewith:

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

8.1                                 Opinion of Latham & Watkins LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

		By:	/s/ Edward J. Henning
Date:	November 26, 2008		Edward J. Henning
Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP.

8.1           Opinion of Latham & Watkins LLP.